EXHIBIT 99.1

                             Letter of Transmittal

                         MARRIOTT INTERNATIONAL, INC.

                             Offer To Exchange Its
                        New 7% Series E Notes due 2008
          That Have Been Registered Under The Securities Act of 1933
                      For Any And All Of Its Outstanding
                          7% Series E Notes due 2008

                Pursuant to the Prospectus dated April __, 2001

     THIS EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON ________, 2001, UNLESS EXTENDED (THE "EXPIRATION DATE"). TENDERS MAY BE WITHDRAWN PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE. If you wish to accept the Exchange Offer (as defined below), this Letter of Transmittal should be completed, signed and submitted to:

                  THE CHASE MANHATTAN BANK, as Exchange Agent

By Registered or Certified Mail or Overnight Courier:            By Hand:
          The Chase Manhattan Bank                        The Chase Manhattan Bank
             Attn: Marvin Kierstead                      Attn: Marvin Kierstead
                One Liberty Place                           One Liberty Place
          1650 Market Street, Suite 5210               1650 Market Street, Suite 5210
           Philadelphia, PA 19103                       Philadelphia, PA 19103

                                      By Facsimile:
                            (For Eligible Institutions Only)
                               The Chase Manhattan Bank
                                Attn: Marvin Kierstead
                                      (215) 972-8372

                                Confirm by telephone:
                                   (215) 988-1331

         Delivery of this Letter of Transmittal to an address other than as set forth above or transmission of this Letter of Transmittal via facsimile to a number other than as set forth above does not constitute a valid delivery. The instructions contained in this Letter of Transmittal should be read carefully before this Letter of Transmittal is completed. Capitalized terms used but not defined in this Letter of Transmittal have the same meaning given them in the Prospectus (as defined below).

         The Registration Statement on Form S-4 (File No. 333-__________) of which such Prospectus is a part was declared effective by the Securities and Exchange Commission on April __, 2001.

         Holders of Initial Notes (as defined below) should complete this Letter of Transmittal either if Initial Notes are to be forwarded herewith or if tenders of Initial Notes are to be made by book-entry transfer to an account maintained by the Exchange Agent (as defined below) at The Depository Trust Company ("DTC") pursuant to the procedures set forth in "The Exchange Offer--Procedures for Tendering Initial Notes" in the Prospectus and an "Agent's Message" (as defined below) is not delivered. Tenders by book-entry transfer may also be made by delivering an Agent's Message in lieu of this Letter of Transmittal.

         Holders of Initial Notes whose certificates (the "Certificates") for such Initial Notes are not immediately available or who cannot deliver their Certificates and all other required documents to the Exchange Agent on or prior to the Expiration Date or who cannot complete the procedures for book-entry transfer on a timely basis, must tender their Initial Notes according to the guaranteed delivery procedures set forth in "The Exchange Offer--Procedures for Tendering Initial Notes" in the Prospectus. See Instruction 1. Delivery of documents to DTC does not constitute delivery to the Exchange Agent.

Ladies and Gentlemen:

         The undersigned hereby tenders to Marriott International, Inc., a Delaware corporation (the "Company"), the aggregate principal amount of the Company's outstanding 7% Series E Notes due 2008 (the "Initial Notes") described in Box 1 below, in exchange for a like aggregate principal amount of the Company's new 7% Series E Notes due 2008 (the "New Notes") that have been registered under the Securities Act of 1933 (the "Securities Act"), upon the terms and subject to the conditions set forth in the Prospectus dated ___________, 2001 (as it may be amended or supplemented from time to time, the "Prospectus"), receipt of which is acknowledged, and in this Letter of Transmittal (which, together with the Prospectus, constitutes the "Exchange Offer").

         Subject to, and effective upon, the acceptance for exchange of all or any portion of the Initial Notes tendered herewith in accordance with the terms and conditions of the Exchange Offer (including, if the Exchange Offer is extended or amended, the terms and conditions of any such extension or amendment), the undersigned hereby sells, assigns and transfers to or upon the order of the Company all right, title and interest in and to such Initial Notes as are being tendered herewith. The undersigned hereby irrevocably constitutes and appoints The Chase Manhattan Bank (the "Exchange Agent") as its agent and attorney-in-fact (with full knowledge that the Exchange Agent is also acting as agent of the Company in connection with the Exchange Offer) with respect to the tendered Initial Notes, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), subject only to the right of withdrawal described in the Prospectus, to (i) deliver Certificates for Initial Notes to the Company together with all accompanying evidences of transfer and authenticity to, or upon the order of, the Company, upon receipt by the Exchange Agent, as the undersigned's agent, of the New Notes to be issued in exchange for such Initial Notes, (ii) present Certificates for such Initial Notes for transfer, and to transfer the Initial Notes on the books of the Company, and (iii) receive for the account of the Company all benefits and otherwise exercise all rights of beneficial ownership of such Initial Notes, all in accordance with the terms and conditions of the Exchange Offer.

         The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, exchange, sell, assign and transfer the Initial Notes tendered hereby and that, when the same are accepted for exchange, the Company will acquire good, marketable and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances, and that the Initial Notes tendered hereby are not subject to any adverse claims or proxies. The undersigned will, upon request, execute and deliver any additional documents deemed by the Company or the Exchange Agent to be necessary or desirable to complete the exchange, assignment and transfer of the Initial Notes tendered hereby, and the undersigned will comply with its obligations under the Registration Rights Agreement dated as of January 16, 2001 (the "Registration Rights Agreement"). The undersigned has read and agrees to all of the terms of the Exchange Offer.

         The name(s) and address(es) of the registered holder(s) of the Initial Notes tendered hereby should be printed in Box 1 below, if they are not already set forth therein, as they appear on the Certificates representing such Initial Notes. The Certificate number(s) and the aggregate principal amount of Initial Notes that the undersigned wishes to tender should also be indicated in Box 1 below.

         If any tendered Initial Notes are not exchanged pursuant to the Exchange Offer for any reason, or if Certificates are submitted for more Initial Notes than are tendered or accepted for exchange, Certificates for such nonexchanged or nontendered Initial Notes will be returned (or, in the case of Initial Notes tendered by book-entry transfer, such Initial Notes will be credited to an account maintained at DTC), without expense to the tendering holder, promptly following the expiration or termination of the Exchange Offer.

         The undersigned understands that tenders of Initial Notes pursuant to any one of the procedures described under "The Exchange Offer--Procedures for Tendering Initial Notes" in the Prospectus and in the instructions hereto will, upon the Company's acceptance for exchange of such tendered Initial Notes, constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Exchange Offer.

         The Exchange Offer is subject to certain conditions as set forth in the Prospectus under the caption "The Exchange Offer--Conditions." The undersigned recognizes that as a result of these conditions (which may be waived by the Company, in whole or in part, in the reasonable discretion of the Company), as more particularly set forth in the Prospectus, the Company may not be required to exchange any of the Initial Notes tendered hereby and, in such event, the Initial Notes not exchanged will be returned to the undersigned at the address shown in Box 1.

         Unless otherwise indicated herein in the box entitled "Special Exchange Instructions" below (Box 7), the undersigned hereby directs that the New Notes be issued in the name(s) of the undersigned or, in the case of a book-entry transfer of Initial Notes, that such New Notes be credited to the account indicated below maintained at DTC. If applicable, substitute Certificates representing Initial Notes not exchanged or not accepted for exchange will be issued to the undersigned or, in the case of a book-entry transfer of Initial Notes, will be credited to the account indicated below maintained at DTC. Similarly, unless otherwise indicated herein in the box entitled "Special Delivery Instructions" below (Box 8), the undersigned hereby directs that the New Notes be delivered to the undersigned at the address shown below the undersigned's signature.

         The Exchange Offer is not being made to any broker-dealer who purchased Initial Notes directly from the Company for resale pursuant to Rule 144A under the Securities Act or any person that is an "affiliate" of the Company within the meaning of Rule 405 under the Securities Act. The undersigned understands and agrees that the Company reserves the right not to accept tendered Initial Notes from any tendering holder if the Company determines, in its discretion, that such acceptance could result in a violation of applicable securities laws or interpretations thereof.

         By tendering Initial Notes and executing this Letter of Transmittal, the undersigned hereby represents and agrees that (i) the undersigned is not an "affiliate" of the Company (within the meaning of Rule 405 under the Securities
Act), (ii) any New Notes to be received by the undersigned are being acquired in the ordinary course of its business and (iii) the undersigned is not participating, does not intend to participate and has no arrangement or understanding with any person to participate, in a distribution (within the meaning of the Securities Act) of New Notes to be received in the Exchange Offer. By tendering Initial Notes pursuant to the Exchange Offer and executing this Letter of Transmittal, a holder of Initial Notes that is a broker-dealer acknowledges, consistent with certain interpretive letters issued by the staff of the Division of Corporation Finance of the Securities and Exchange Commission to third parties described under "The Exchange Offer--Registration Rights" in the Prospectus, that such Initial Notes were acquired by such broker-dealer for its own account not directly from the Company, but as a result of market-making activities or other trading activities (such a broker-dealer tendering Initial Notes is herein referred to as a "Participating Broker-Dealer") and agrees that it will deliver the Prospectus (as amended or supplemented from time to time) meeting the requirements of the Securities Act in connection with any resale of such New Notes (provided that, by so acknowledging and by delivering a Prospectus, such Participating Broker-Dealer will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act).

         Each Participating Broker-Dealer should check the box under the caption "Participating Broker-Dealer" (Box 5) in order to receive additional copies of the Prospectus, and any amendments and supplements thereto, for use in connection with resales of the New Notes, as well as any notices from the Company to suspend and resume use of the Prospectus.

         Each New Note will bear interest from the most recent date on which interest has been paid or duly provided for on the Initial Note surrendered in exchange for such New Note or, if no such interest has been paid or duly provided for on such Initial Note, from January 16, 2001. Holders of Initial Notes whose Initial Notes are accepted for exchange will not receive accrued interest on such Initial Notes for any period from and after the last Interest Payment Date to which interest has been paid or duly provided for on such Initial Notes prior to the original issue date of the New Notes or, if no such interest has been paid or duly provided for, will not receive any accrued interest on such Initial Notes, and will be deemed to have waived the right to receive any interest on such Initial Notes accrued from and after such Interest Payment Date or, if no such interest has been paid or duly provided for, from and after January 16, 2001.

         The undersigned understands that the delivery and surrender of the Initial Notes is not effective, and the risk of loss of the Initial Notes does not pass to the Exchange Agent, until receipt by the Exchange Agent of this Letter of Transmittal, or a manually signed facsimile hereof, properly completed and duly executed, with any required signature guarantees, together with all accompanying evidences of authority and any other required documents in form satisfactory to the Company. All questions as to form of all documents and the validity (including time of receipt) and acceptance of tenders and withdrawals of Initial Notes will be determined by the Company, in its sole discretion, which determination will be final and binding.

         All authority conferred or agreed to be conferred in this Letter of Transmittal will survive the death or incapacity of the undersigned and any obligation of the undersigned hereunder will be binding upon the undersigned's heirs, executors, administrators, personal representatives, trustees in bankruptcy, legal representatives, successors and assigns. Except pursuant to the withdrawal rights as set forth in the Prospectus, this tender is irrevocable.

         Please read this entire Letter of Transmittal carefully before completing the boxes below and follow the instructions included herewith.

         The Exchange Offer is not being made to (nor will tenders of Initial Notes be accepted from or on behalf of) holders in any jurisdiction in which the making or acceptance of the Exchange Offer would not be in compliance with the laws of such jurisdiction.

         Your bank or broker can assist you in completing this form. The instructions included with this Letter of Transmittal must be followed. Questions and requests for assistance or for additional copies of the Prospectus, this Letter of Transmittal and the Notice of Guaranteed Delivery may be directed to the Exchange Agent, whose address and telephone number appear on the front cover of this Letter of Transmittal. See Instruction 8.

         All Tendering Holders Complete Box 1:

-------------------------------------------------------------------------------------------------------------------
                                                               BOX 1
                                               DESCRIPTION OF INITIAL NOTES TENDERED
                                                 (See Instructions 3 and 4 Below)
--------------------------------------------------------------------------------------------------------------------
If blank, please Print            Certificate Number(s)         Aggregate Principal         Aggregate Principal
Name(s) and Address(es)                     of                 Amount Represented by      Amount of Initial Notes
of Registered Holder(s),              Initial Notes*               Certificates*              Being Tendered**
Exactly as Name(s)
Appear(s) on Initial Note
Certificate(s)
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
                                                     Total
--------------------------------------------------------------------------------------------------------------------

*  Need not be completed by book-entry holders (see below)

** The minimum permitted tender is $1,000 in principal amount. All tenders must be in integral multiples of $1,000 in principal amount. The aggregate principal amount of all Initial Note Certificates identified in this Box 1, or delivered to the Exchange Agent herewith, will be deemed tendered unless a lesser number is specified in this column. See Instruction 4.

--------------------------------------------------------------------------------

                                     BOX 2
                              BOOK-ENTRY TRANSFER
                           (See Instruction 1 Below)

[_] Check here if tendered Initial Notes are being delivered by book-entry transfer to the account maintained by the Exchange Agent with DTC and complete the following:

Name of Tendering Institution:__________________________________________________

DTC Account Number:_____________________________________________________________

Transaction Code Number:________________________________________________________

--------------------------------------------------------------------------------

         Holders of Initial Notes may tender Initial Notes by book-entry transfer by crediting the Initial Notes to the Exchange Agent's account at DTC in accordance with DTC's Automated Tender Offer Program ("ATOP") and by complying with applicable ATOP procedures with respect to the Exchange Offer, and all Holders of Initial Notes who hold through DTC and who wish to accept the Exchange Offer must do so. DTC participants that are accepting the Exchange Offer should transmit their acceptance to DTC, which will edit and verify the acceptance and execute a book-entry delivery to the Exchange Agent's account at DTC. DTC will then send a computer-generated message (an "Agent's Message") to the Exchange Agent for its acceptance in which the holder of the Initial Notes acknowledges and agrees to be bound by the terms of, and makes the representations and warranties contained in, this Letter of Transmittal, and the DTC participant confirms on behalf of itself and the beneficial owners of such Initial Notes all provisions of this Letter of Transmittal (including any representations and warranties) applicable to it and such beneficial owner as fully as if it had completed the information required herein and executed and transmitted this Letter of Transmittal to the Exchange Agent. Delivery of the Agent's Message by DTC will satisfy the terms of the Exchange Offer as to execution and delivery of a Letter of Transmittal by the participant identified in the Agent's Message. DTC participants may also accept the Exchange Offer by submitting a Notice of Guaranteed Delivery through ATOP.

--------------------------------------------------------------------------------

                                     BOX 3
                         NOTICE OF GUARANTEED DELIVERY
                           (See Instruction 1 Below)

[_] Check here and enclose a photocopy of the Notice of Guaranteed Delivery if tendered Initial Notes are being delivered pursuant to a Notice of Guaranteed Delivery previously sent to the Exchange Agent and complete the following:

Name of Registered Holder(s):___________________________________________________

Window Ticket Number (if any):__________________________________________________

Date of Execution of Notice of Guaranteed Delivery:_____________________________

Name of Institution which Guaranteed Delivery:__________________________________

If Guaranteed Delivery is to be made by Book-Entry Transfer:

     Name of Tendering Institution:_____________________________________________

     DTC Account Number:________________________________________________________

     Transaction Code Number:___________________________________________________

--------------------------------------------------------------------------------




--------------------------------------------------------------------------------

                                     BOX 4
                     RETURN OF NON-EXCHANGED INITIAL NOTES
                        TENDERED BY BOOK-ENTRY TRANSFER
                           (See Instruction 1 Below)

[_] Check here if tendered by book-entry transfer and non-exchanged Initial Notes are to be returned by crediting the DTC account number set forth above.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                     BOX 5
                          PARTICIPATING BROKER-DEALER

[_] Check here if you are a broker-dealer who acquired the Initial Notes for your own account as a result of market-making or other trading activities (a "Participating Broker-Dealer") and wish to receive additional copies of the Prospectus and of any amendments or supplements thereto, as well as any notices from the Company to suspend and resume use of the Prospectus. Provide the name of the individual who should receive, on behalf of the holder, additional copies of the Prospectus, and amendments and supplements thereto, and any notices to suspend and resume use of the Prospectus.

Name:___________________________________________________________________________

Address:________________________________________________________________________

Telephone No.:__________________________________________________________________

Facsimile No.:__________________________________________________________________

--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
                                                               BOX 6
                                                    TENDERING HOLDER SIGNATURE
                                                    (See Instructions 1 and 5)
                                             In Addition, Complete Substitute Form W-9
----------------------------------------------------------------------------------------------------------------------
                                                                 Signature Guarantee
x  _________________________________________________             (If required by Instruction 5)

                                                                 Authorized Signature

x  _________________________________________________
(Signature of registered holder(s) or Authorized
Signatory(ies))                                                  x ___________________________________________________

Note: The above lines must be signed by the registered
holder(s) of Initial Notes as their name(s)appear(s) on          Name: _______________________________________________
the Initial Notes or by person(s) authorized by the                       (please print)
registered holder(s) (evidence of
which authorization must be transmitted with this Letter
of Transmittal).  If signature is by a trustee, executor,        Title: ______________________________________________
administrator, guardian, attorney-in-fact, officer or
other person acting in a fiduciary or representative
capacity, such person must set forth his or her full             Name of Firm: _______________________________________
title below.  See Instruction 5.                                 (Must be an Eligible Institution as defined in
                                                                 Instruction 1)

Name(s): __________________________________________              Address: ____________________________________________

Capacity: _________________________________________              _____________________________________________________

Address: __________________________________________              _____________________________________________________
                                                                                    (include Zip Code)
___________________________________________________
                                                                 Area Code and Telephone Number:
___________________________________________________
                   (include Zip Code)                            ______________________________________________________

Area Code and Telephone Number:                                  Dated: _______________________________________________

___________________________________________________

Tax Identification or Social Security
Number: ___________________________________________

----------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                           BOX 7                                                      BOX 8

               SPECIAL EXCHANGE INSTRUCTIONS                                   SPECIAL DELIVERY INSTRUCTIONS
            (See Instructions 1, 5 and 6 Below)                             (See Instructions 1, 5 and 6 Below)
To be completed ONLY if Certificates for the Initial Notes not     To be completed ONLY if Certificates for the Initial
   exchanged and/or Certificates for the New Notes are to be          Notes not exchanged and/or Certificates for the
                   issued in the name of                         New Notes are to be sent to someone other than the registered
someone other than the registered holder(s) of the Initial                 holder of the Initial Notes whose name(s)
            Notes whose name(s) appear(s) above.                    appear(s) above, or to such registered holder(s) at an
                                                                            address other than that shown above.

                           Name:                                                      Name:

     --------------------------------------------------         --------------------------------------------------
                      (Please Print)                                              (Please Print)

     --------------------------------------------------         --------------------------------------------------
                         Address:                                                    Address:

     --------------------------------------------------         --------------------------------------------------

     --------------------------------------------------         --------------------------------------------------

     --------------------------------------------------         --------------------------------------------------
                    (Include Zip Code)                                          (Include Zip Code)

     --------------------------------------------------         --------------------------------------------------
      (Tax Identification or Social Security Number)              (Tax Identification or Social Security Number)
---------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                               BOX 9

                                              PAYOR'S NAME: THE CHASE MANHATTAN BANK
------------------------------------------------------------------------------------------------------------------------------------
  SUBSTITUTE                              Name (if joint names, list first and circle the name of the person or entity whose number you enter in Part 1 below. See instructions if your name has changed):

  Form W-9
  Department of the Treasury              ___________________________________________________
  Internal Revenue Service
                                          ___________________________________________________
                                          Address

                                          ___________________________________________________
                                          City, State and Zip Code

                                          List account number(s) here (optional):
                                          ------------------------------------------------------------------------------------------
                                          Part 1 - Please provide your taxpayer identification         Social Security Number
                                          number ("TIN") and certify by signing                                  or
                                          and dating below.                                                     TIN

                                                                                                      ______________________________
                                                                                                      (if awaiting TIN, write
                                                                                                           "Applied For")
                                          ------------------------------------------------------------------------------------------
                                          Part 2 - Check the box if you are NOT subject to backup withholding under the provisions of Section 3406(a)(1)(C) of the Internal Revenue Code because (1) you have not been notified that you are subject to backup withholding as a result of failure to report all interest or dividends or (2) the Internal Revenue Service has notified you that you are no longer subject to backup withholding.

                                          [_]      Not subject to withholding
------------------------------------------------------------------------------------------------------------------------------------
  PAYOR'S Request for TIN                 Certification - Under the penalties of perjury I certify that the information provided on this form is true, correct and complete.

                                          Signature:  __________________________________________________

                                          Date:________________________________

------------------------------------------------------------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE EXCHANGE OFFER. PLEASE REVIEW THE ENCLOSED "GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W - 9" FOR ADDITIONAL DETAILS.

--------------------------------------------------------------------------------
                  YOU MUST COMPLETE THE FOLLOWING CERTIFICATE
        IF YOU WROTE "APPLIED FOR" IN PART 1 OF THE SUBSTITUTE FORM W-9
            CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

         I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 31% of all payments made to me on account of the New Notes will be retained until I provide a taxpayer identification number to the Exchange Agent and that if I do not provide my taxpayer identification number within 60 days, such retained amounts will be remitted to the Internal Revenue Service as backup withholding and 31% of all reportable payments made to me thereafter will be withheld and remitted to the Internal Revenue Service until I provide a taxpayer identification number.

Signature: ________________________________________________________________

Date: _____________________________________________________________________

--------------------------------------------------------------------------------

                     INSTRUCTIONS TO LETTER OF TRANSMITTAL
        FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

     General

     Please do not send Certificates for Initial Notes directly to the Company. Your Series E Initial Note Certificates, together with your signed and completed Letter of Transmittal and any required supporting documents, should be mailed or otherwise delivered to the Exchange Agent at the address indicated on the first page hereof. The method of delivery of Certificates, this Letter of Transmittal and all other required documents is at your sole option and risk and the delivery will be deemed made only when actually received by the Exchange Agent. If delivery is by mail, registered mail with return receipt requested, properly insured, or overnight delivery service is recommended. In all cases, sufficient time should be allowed to ensure timely delivery.

1. Delivery of Letter of Transmittal and Certificates; Guaranteed Delivery Procedures

     This Letter of Transmittal is to be completed by holders of Initial Notes (which term, for purposes of the Exchange Offer, includes any participant in DTC whose name appears on a security position listing as the holder of such Initial Notes) if either (a) Certificates for such Initial Notes are to be forwarded herewith or (b) tenders are to be made pursuant to the procedures for tender by book-entry transfer set forth in "The Exchange Offer--Procedures for Tendering Initial Notes" in the Prospectus, and an Agent's Message is not delivered. Tenders by book-entry transfer may also be made by delivering an Agent's Message in lieu of this Letter. The term "Agent's Message" means a message, transmitted by DTC to and received by the Exchange Agent and forming a part of a book-entry confirmation, which states that DTC has received an express acknowledgment from the tendering Participant, which acknowledgment states that such Participant has received and agrees to be bound by, and makes the representations and warranties contained in, this Letter of Transmittal and that the Company may enforce this Letter of Transmittal against such Participant. Certificates representing the tendered Initial Notes, or timely confirmation of a book-entry transfer of such Initial Notes into the Exchange Agent's account at DTC, as well as a properly completed and duly executed copy of this Letter of Transmittal, or a facsimile hereof (or, in the case of a book-entry transfer, an Agent's Message), a substitute Form W-9 and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at its address set forth herein on or prior to 5:00 p.m., New York City time, on the Expiration Date, or the tendering holder must comply with the guaranteed delivery procedures set forth below. Initial Notes may be tendered in whole or in part in the principal amount of $1,000 and integral multiples of $1,000.

     Holders who wish to tender their Initial Notes and (i) whose Initial Notes are not immediately available or (ii) who cannot deliver their Initial Notes, this Letter of Transmittal and all other required documents to the Exchange Agent on or prior to the Expiration Date or (iii) who cannot complete the procedures for delivery by book-entry transfer on a timely basis, may tender their Initial Notes by properly completing and duly executing a Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedures set forth in "The Exchange Offer--Procedures for Tendering Initial Notes" in the Prospectus and by completing Box 3. Pursuant to these procedures: (i) such tender must be made by or through an Eligible Institution (as defined below); (ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form made available by the Company, must be received by the Exchange Agent on or prior to the Expiration Date; and (iii) the Certificates (or a Book-Entry Confirmation (as defined in the Prospectus)) representing all tendered Initial Notes of such holder, in proper form for transfer, together with a Letter of Transmittal (or facsimile thereof), properly completed and duly executed, with any required signature guarantees (or, in the case of a book-entry transfer, an Agent's Message) and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent within three New York Stock Exchange trading days after the date of execution of such Notice of Guaranteed Delivery, all as provided in "The Exchange Offer--Procedures for Tendering Initial Notes" in the Prospectus.

     The Notice of Guaranteed Delivery may be delivered by hand or transmitted by facsimile or mail to the Exchange Agent, and must include a guarantee by an Eligible Institution in the form set forth in such Notice. For Initial Notes to be properly tendered pursuant to the guaranteed delivery procedure, the Exchange Agent must receive a Notice of Guaranteed Delivery on or prior to the Expiration Date. As used herein, "Eligible Institution" means a firm or other entity identified in Rule 17Ad-15 under the Exchange Act as "an eligible guarantor institution," including (as such terms are defined therein) (i) a bank; (ii) a broker, dealer, municipal securities broker or dealer or government securities broker or dealer; (iii) a credit union; (iv) a national securities exchange, registered securities association or clearing agency; or (v) a savings association that is a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program or the Stock Exchange Medallion Program.

         The Company will not accept any alternative, conditional or contingent tenders. Each tendering holder, by execution of a Letter of Transmittal (or facsimile thereof), waives any right to receive any notice of the acceptance of such tender.

2.       Guarantee of Signatures

         No signature guarantee on this Letter of Transmittal is required if:

         (i) this Letter of Transmittal is signed by the registered holder (which term, for purposes of this document, shall include any participant in DTC whose name appears on a security position listing as the owner of the Initial Notes) of Initial Notes tendered herewith, unless such holder(s) has (have) completed either the box entitled "Special Exchange Instructions" (Box 7) or the box entitled "Special Delivery Instructions" (Box 8) above; or

         (ii) such Initial Notes are tendered for the account of a firm that is an Eligible Institution.

         In all other cases, an Eligible Institution must guarantee the signature(s) in Box 6 on this Letter of Transmittal. See Instruction 5.

3.       Inadequate Space

         If the space provided in the box captioned "Description of Initial Notes Tendered" is inadequate, the Certificate number(s) and/or the principal amount of Initial Notes and any other required information should be listed on a separate, signed schedule and attached to this Letter of Transmittal.

4.       Partial Tenders and Withdrawal Rights

         Tenders of Initial Notes will be accepted only in the principal amount of $1,000 and integral multiples of $1,000. If less than all the Initial Notes evidenced by any Certificate submitted are to be tendered, fill in the principal amount of Initial Notes that are to be tendered in Box 1 under the column "Aggregate Principal Amount of Initial Notes Being Tendered." In such case, new Certificate(s) for the remainder of the Initial Notes that were evidenced by the Initial Notes Certificate(s) will be sent to the holder of the Initial Notes promptly after the Expiration Date. All Initial Notes represented by Certificates delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.

         Except as otherwise provided herein, tenders of Initial Notes may be withdrawn at any time on or prior to the Expiration Date. In order for a withdrawal to be effective, a written or facsimile transmission of such notice of withdrawal must be timely received by the Exchange Agent at its address set forth above on or prior to the Expiration Date. Any such notice of withdrawal must (i) specify the name of the person having deposited the Initial Notes to be withdrawn (the "Depositor"), (ii) identify the Initial Notes to be withdrawn (including the Certificate number(s) and principal amount of such Initial Notes, or, in the case of Initial Notes transferred by book-entry transfer, the name and number of the account at DTC to be credited), (iii) be signed by the holder in the same manner as the original signature on the Letter of Transmittal by which such Initial Notes were tendered (including any required signature guarantees) or be accompanied by documents of transfer sufficient to have the Trustee register the transfer of such Initial Notes into the name of the person withdrawing the tender and (iv) specify the name in which any such Initial Notes are to be registered, if different from that of the Depositor. All questions as to the validity, form and eligibility (including time of receipt) of such notices will be determined by the Company, whose determination will be final and binding on all parties. If Initial Notes have been tendered pursuant to the procedures for book-entry transfer set forth in the Prospectus under "The Exchange Offer--Procedures for Tendering Initial Notes," the notice of withdrawal must specify the name and number of the account at DTC to be credited with the withdrawal of Initial Notes, in which case a notice of withdrawal will be effective if delivered to the Exchange Agent by written or facsimile transmission. Initial Notes properly withdrawn will not be deemed validly tendered for purposes of the Exchange Offer. Withdrawals of tenders of Initial Notes may not be rescinded, but such Initial Notes may be retendered at any subsequent time on or prior to the Expiration Date by following any of the procedures described in the Prospectus under "The Exchange Offer--Procedures for Tendering Initial Notes."

         Neither the Company, any affiliates or assigns of the Company, the Exchange Agent nor any other person will be under any duty to give any notification of any irregularities in any notice of withdrawal or incur any liability for failure to give such notification (even if such notice is given to other persons). Any Initial Notes that have been tendered but are withdrawn will be returned to the holder thereof without cost to such holder promptly after withdrawal.

5.       Signatures on Letter of Transmittal, Assignments and Endorsements

         If this Letter of Transmittal is signed by the registered holder(s) of the Initial Notes tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the Certificate(s) without alteration, addition or any change whatsoever.

         If any of the Initial Notes tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

         If any tendered Initial Notes are registered in different names on several Certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal (or facsimiles thereof) as there are different registrations of Certificates.

         If this Letter of Transmittal or any Certificates or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and, unless waived by the Company, must submit proper evidence satisfactory to the Company, in its sole discretion, of such persons' authority to so act.

         When this Letter of Transmittal is signed by the registered owner(s) of the Initial Notes listed and transmitted hereby, no endorsement(s) of Certificate(s) or separate bond power(s) are required unless New Notes are to be issued in the name of a person other than the registered holder(s). If New Notes are to be issued in the name of a person other than the registered holder(s), however, signature(s) on such Certificate(s) or bond power(s) must be guaranteed by an Eligible Institution.

         If this Letter of Transmittal is signed by a person other than the registered owner(s) of the Initial Notes listed, the Certificates must be endorsed or accompanied by appropriate bond powers, signed exactly as the name or names of the registered owner(s) appear(s) on the Certificates, and also must be accompanied by such opinions of counsel, certifications and other information as the Company or the trustee for the Initial Notes may require in accordance with the restrictions on transfer applicable to the Initial Notes. Signatures on such Certificates or bond powers must be guaranteed by an Eligible Institution.

6.       Special Issuance and Delivery Instructions

         If New Notes are to be issued in the name of a person other than the signer of this Letter of Transmittal, or if New Notes are to be sent to someone other than the signer of this Letter of Transmittal or to an address other than that shown above, the Boxes 7 and 8 on this Letter of Transmittal should be completed. Certificates for Initial Notes not exchanged will be returned by mail or, if tendered by book-entry transfer, by crediting the account indicated above maintained at DTC. See Instruction 4.

7.       Determination of Validity

         The Company will determine, in its sole discretion, all questions as to the form and execution of documents, validity, eligibility (including time of receipt) and acceptance for exchange, or withdrawal, of any tender of Initial Notes, which determination will be final and binding on all parties. The Company reserves the absolute right to reject any and all tenders determined by it not to be in proper form or the acceptance of which, or exchange for, may, in the view of counsel to the Company, be unlawful. The Company also reserves the absolute right, subject to applicable law, to waive any of the conditions of the Exchange Offer set forth in the Prospectus under "The Exchange Offer-- Conditions" or any conditions or irregularity in any tender of Initial Notes of any particular holder whether or not similar conditions or irregularities are waived in the case of other holders.

         The Company's interpretation of the terms and conditions of the Exchange Offer (including this Letter of Transmittal and the instructions hereto) will be final and binding. No tender of Initial Notes will be deemed to have been validly made until all irregularities with respect to such tender have been cured or waived. Neither the Company, any affiliates or assigns of the Company, the Exchange Agent, nor any other person will be under any duty to give notification of any irregularities in tenders or incur any liability for failure to give such notification (even if such notice is given to other persons).

8.       Questions and Requests for Assistance and Additional Copies

         Questions and requests for assistance may be directed to the Exchange Agent at its address and telephone number set forth on the front of this Letter of Transmittal. Additional copies of the Prospectus, the Notice of Guaranteed Delivery and the Letter of Transmittal may be obtained from the Exchange Agent.

9.       31% Backup Withholding; Substitute Form W-9

         For U.S. Federal income tax purposes, holders are required, unless an exemption applies, to provide the Exchange Agent with such holder's correct taxpayer identification number ("TIN") on Substitute Form W-9 (Box 9) and to certify, under penalty of perjury, that such number is correct and that he or she is not subject to backup withholding. If the Exchange Agent is not provided with the correct TIN, the Internal Revenue Service (the "IRS") may subject the holder or other payee to a $50 penalty. In addition, payments to such holders or other payees with respect to Initial Notes exchanged pursuant to the Exchange Offer, or with respect to New Notes following the Exchange Offer, may be subject to 31% backup withholding.

         The tendering holder may write "Applied For" in Part 1 of the Substitute Form W-9 (Box 9) if the tendering holder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If "Applied For" is written, the holder or other payee must also complete the Certificate of Awaiting Taxpayer Identification Number following Substitute Form W-9 in order to avoid backup withholding. Notwithstanding that "Applied For" is written and the Certificate of Awaiting Taxpayer Identification Number is completed, the Exchange Agent will withhold 31% of all payments made prior to the time a properly certified TIN is provided to the Exchange Agent.

         The holder is required to give the Exchange Agent the TIN (i.e., social security number or employer identification number) of the registered owner of the Initial Notes or of the last transferee appearing on the transfers attached to, or endorsed on, the Initial Notes. If the Initial Notes are registered in more than one name or are not in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report.

         If the tendering holder is a nonresident alien or foreign entity not subject to backup withholding, such holder must give the Company a completed Form W-8, Certificate of Foreign Status. A copy of the Form W-8 may be obtained from the Exchange Agent. Please consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which holders are exempt from backup withholding.

         Backup withholding is not an additional U.S. Federal income tax. Rather, the U.S. Federal income tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained.

10.      Lost, Destroyed or Stolen Certificates

         If any Certificate(s) representing Initial Notes have been lost, destroyed or stolen, the holder should promptly notify the Exchange Agent. The holder will then be instructed as to the steps that must be taken in order to replace the Certificate(s). This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, destroyed or stolen Certificate(s) have been completed.

11.      Security Transfer Taxes

         Holders who tender their Initial Notes for exchange will not be obligated to pay any transfer taxes in connection therewith. If, however, New Notes are to be delivered to, or are to be issued in the name of, any person other than the registered holder of the Initial Notes tendered, or if a transfer tax is imposed for any reason other than the exchange of Initial Notes in connection with the Exchange Offer, then the amount of any such tax (whether imposed on the registered holder or any other persons) is payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted with the Letter of Transmittal, the amount of such taxes will be billed directly to such tendering holder.

         Important: This Letter of Transmittal (or facsimile thereof) and all other required documents must be received by the Exchange Agent on or prior to the Expiration Date.